EXHIBIT 10.6
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of August 24, 2007, by and among Ad.Venture Partners, Inc., a Delaware corporation (the “Company”), and each of the undersigned parties listed under Insiders on the signature page hereto (each, an “Insider” and collectively, the “Insiders”).
     WHEREAS, pursuant to the Arrangement Agreement dated March 13, 2007 and amended by amendment no. 1 thereto on July 2, 2007 and further amended by amendment no. 2 thereto effective as of August 6, 2007 among the Company, 6732097 Canada Inc., a corporation incorporated under the laws of Canada and an indirect wholly owned subsidiary of the Company (the “Purchaser”), and 180 Connect Inc., a corporation incorporated under the laws of Canada (the “Arrangement”), the New Insiders (as defined below) are receiving shares of Common Stock (as defined below) or common shares of Purchaser that are exchangeable for Common Stock (the “Exchangeable Shares”) as consideration for their common shares in the Company;
     WHEREAS, the Initial Insiders (as defined below) acquired Common Stock prior to the date hereof;
     WHEREAS, the Initial Insiders and the Company are parties to a Registration Rights Agreement dated August 31, 2005 (the “Prior Registration Rights Agreement”); and
     WHEREAS, in connection with the Arrangement and pursuant to Section 6.6(a) of the Prior Registration Rights Agreement, the Company and the Initial Insiders wish to amend and restate the Prior Registration Rights Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Registration Rights Agreement;
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. DEFINITIONS. The following capitalized terms used herein have the following meanings:
          “Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.
          “Business Day” means any day, except a Saturday, Sunday or legal holiday on which the banking institutions in the City of New York are authorized or obligated by law or executive order to close.
          “Commission” means the Securities and Exchange Commission, or such successor federal agency or agencies as may be established in lieu thereof.
          “Common Stock” means the common stock, par value $0.0001 per share, of the Company.
          “Company” is defined in the preamble to this Agreement.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “Form S-3” is defined in Section 2.3.
          “Indemnified Party” is defined in Section 4.3.
          “Indemnifying Party” is defined in Section 4.3.

          “Initial Insiders” means Howard S. Balter, H. Balter 2007 Associates, LLC, The Howard S. Balter 2007 Grantor Retained Annuity Trust II, Ilan M. Slasky, Ilan Slasky 2007 Grantor Retained Annuity Trust, Lawrence J. Askowitz, Dr. Shlomo Kalish, Thomas Rogers, JF Investments LLC, William Margiloff and Hillel Weinberger.
          “Initial Insider Demand Registration” is defined in Section 2.1.1(a).
          “Initial Insider Demanding Holder” is defined in Section 2.1.1(b).
          “Initial Insider Shares” mean all of the shares of Common Stock owned or held by Initial Insiders as of the date of the consummation of the Arrangement; provided, that such shares shall cease to be Initial Insider Shares when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act (as defined below) and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred pursuant to Rule 144 of the Securities Act (or any similar provisions thereunder, but not Rule 144A), and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; or (c) such securities shall have ceased to be outstanding.
          “Insider” is defined in the preamble to this Agreement.
          “Insider Indemnified Party” is defined in Section 4.1.
          “Insider Shares” means the Initial Insider Shares and the New Insider Shares.
          “Maximum Number Of Shares” is defined in Section 2.1.1(d).
          “New Insiders” means M. Brian McCarthy, Peter Giacalone, Anton R. Simunovic, Byron G. Osing, David R. Hallmen and Matthew G. Roszak.
          “New Insider Demand Registration” is defined in Section 2.1.2(a).
          “New Insider Demanding Holder” is defined in Section 2.1.2(b).
          “New Insider Shares” mean all of the shares of Common Stock received by the New Insiders in connection with the Arrangement (including the shares of Common stock issued upon exchange of the Exchangeable Shares); provided, that such shares shall cease to be New Insider Shares when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act (as defined below) and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred pursuant to Rule 144 of the Securities Act (or any similar provisions thereunder, but not Rule 144A), and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; or (c) such securities shall have ceased to be outstanding.
          “Notices” is defined in Section 6.2.
          “Piggy-Back Registration” is defined in Section 2.2.1.
          “Prospectus” means a prospectus relating to a Registration Statement, as amended or supplemented, and all materials incorporated by reference in such Prospectus.
          “Purchase Option” means the option to purchase 450,000 units (each consisting of one share of common stock and two warrants) issued to Wedbush Morgan Securities Inc. or its designees in connection with the Company’s initial public offering (as transferred from time to time in accordance with its terms).

          “Purchase Option Shares” means the Purchase Option, the units issuable thereof, the Common Stock and warrants included in such units and the Common Stock issuable upon exercise of such warrants.
          “Register,” “registered” and “registration” mean a registration effected by preparing and filing a registration statement or similar document under the Securities Act and such registration statement becoming effective.
          “Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).
          “Release Date” means the date that is six months after the consummation of the Arrangment.
          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “Underwriter” means a securities dealer who purchases any Insider Shares as principal in an underwritten offering and not as part of such dealer’s market-making activities.
     2. REGISTRATION RIGHTS.
          2.1 Demand Registration.
               2.1.1 Demand Registration by Initial Insiders.
                    (a) General Request for Registration. At any time and from time to time on or after the Release Date, the holders of a majority-in-interest of the Initial Insider Shares held by the Initial Insiders or the transferees of the Initial Insider Shares, may make a written demand for registration under the Securities Act of all or part of their Initial Insider Shares (an “Initial Insider Demand Registration”). Any demand for an Initial Insider Demand Registration shall specify the number of Initial Insider Shares proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Initial Insider Shares of any demand pursuant to this Section 2.1.1(a), or pursuant to Section 2.1.1(b) below, as the case may be, within five (5) Business Days, and each holder of Initial Insider Shares who wishes to include all or a portion of such holder’s Initial Insider Shares in such Initial Insider Demand Registration (each such holder including shares of Initial Insider Shares in such Initial Insider Demand Registration, a “Initial Insider Demanding Holder”) shall so notify the Company within ten (10) Business Days after the receipt by the holder of the notice from the Company. Upon any such request, the Initial Insider Demanding Holders shall be entitled to have their Initial Insider Shares included in the Initial Insider Demand Registration subject to Section 2.1.1(d) and the provisions set forth in Section 3.1.1. The Company shall not be obligated to effect more than an aggregate of two (2) Initial Insider Demand Registrations under this Section 2.1.1(a) in respect of Initial Insider Shares.
                    (b) Effective Registration. A registration will not count as an Initial Insider Demand Registration until the Registration Statement filed with the Commission with respect to such Initial Insider Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Initial Insider Shares pursuant to an Initial Insider Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Initial Insider Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) with respect to a Initial Insider Demand Registration, a majority-in-interest of the Initial Insider Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until any such Registration Statement that has been filed is counted as an Initial Insider Demand Registration or is terminated.

                    (c) Underwritten Offering. If a majority-in-interest of the Initial Insider Demanding Holders so elect and such holders so advise the Company as part of their written demand for an Initial Insider Demand Registration, the offering of such Initial Insider Shares pursuant to such Initial Insider Demand Registration shall be in the form of an underwritten offering. In each such case, the right of any holder to include such holder’s Initial Insider Shares in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Initial Insider Shares in the underwriting to the extent provided herein. All Initial Insider Demanding Holders who propose to distribute their Initial Insider Shares through such an underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Initial Insider Demand Registration.
                    (d) Reduction of Offering. If the managing Underwriter or Underwriters for an Initial Insider Demand Registration that is to be an underwritten offering advises the Company and the Initial Insider Demanding Holders in writing that the dollar amount or number of shares of Initial Insider Shares that the Initial Insider Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities that the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other holders of the Company’s securities who desire to sell securities, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number Of Shares”), then the Company shall include in such registration: (i) first, the Initial Insider Shares as to which the Initial Insider Demand Registration has been requested together with all other shares of Common Stock or other securities that the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to the Purchase Option, that can be sold without exceeding the Maximum Number of Shares (all pro rata in accordance with the number of such shares that the Company or such holders shall have requested to be included in such registration); (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares; and (iii), third, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock that other stockholders desire to sell that can be sold without exceeding the Maximum Number of Shares.
                    (e) Withdrawal. If a majority-in-interest of the Initial Insider Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Initial Insider Shares in any offering, such majority-in-interest of the Initial Insider Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Initial Insider Demand Registration. In such event, the Company need not seek effectiveness of such Registration Statement for the benefit of other Initial Insiders. If the majority-in-interest of the Initial Insider Demanding Holders withdraws from a proposed offering relating to a Initial Insider Demand Registration then such registration shall not count as an Initial Insider Demand Registration provided for in Section 2.1.1(a).
               2.1.2 Demand Registration by New Insiders.
                    (a) General Request for Registration. At any time and from time to time on or after the Release Date, any New Insider or a transferee of New Insider Shares, may make a written demand for registration under the Securities Act of all or part of their New Insider Shares (a “New Insider Demand Registration”). Any demand for a New Insider Demand Registration shall specify the number of New Insider Shares proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of New Insider Shares of any demand pursuant to this Section 2.1.2(a), or pursuant to Section 2.1.2(b) below, as the case may be, within five (5) Business Days, and each holder of New Insider Shares who wishes to include all or a portion of such holder’s New Insider Shares in such New Insider Demand Registration (each such holder including shares of New Insider Shares in such New Insider Demand Registration, a “New Insider Demanding Holder”) shall so notify the Company within ten (10) Business Days after the receipt by the holder of the notice from the Company. Upon any such request, the New Insider Demanding Holders shall be entitled to have their New Insider

Shares included in the New Insider Demand Registration subject to Section 2.1.2(d) and the provisions set forth in Section 3.1.1. The Company shall not be obligated to effect more than an aggregate of two (2) New Insider Demand Registrations under this Section 2.1.2(a) in respect of New Insider Shares.
                    (b) Effective Registration. A registration will not count as a New Insider Demand Registration until the Registration Statement filed with the Commission with respect to such New Insider Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of New Insider Shares pursuant to a New Insider Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such New Insider Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) with respect to a New Insider Demand Registration, a majority-in-interest of the New Insider Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until any such Registration Statement that has been filed is counted as a New Insider Demand Registration or is terminated.
                    (c) Underwritten Offering. If a majority-in-interest of the New Insider Demanding Holders so elect and such holders so advise the Company as part of their written demand for a New Insider Demand Registration, the offering of such New Insider Shares pursuant to such New Insider Demand Registration shall be in the form of an underwritten offering. In each such case, the right of any holder to include such holder’s New Insider Shares in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s New Insider Shares in the underwriting to the extent provided herein. All New Insider Demanding Holders who propose to distribute their New Insider Shares through such an underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the New Insider Demand Registration.
                    (d) Reduction of Offering. If the managing Underwriter or Underwriters for a New Insider Demand Registration that is to be an underwritten offering advises the Company and the New Insider Demanding Holders in writing that the dollar amount or number of shares of New Insider Shares that the New Insider Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities that the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other holders of the Company’s securities who desire to sell securities, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering, then the Company shall include in such registration: (i) first, the New Insider Shares as to which the New Insider Demand Registration has been requested together with all other shares of Common Stock or other securities that the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to the Purchase Option, that can be sold without exceeding the Maximum Number of Shares (all pro rata in accordance with the number of such shares that the Company or such holders shall have requested to be included in such registration); (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares; and (iii), third, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock that other stockholders desire to sell that can be sold without exceeding the Maximum Number of Shares.
                    (e) Withdrawal. If a majority-in-interest of the New Insider Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their New Insider Shares in any offering, such majority-in-interest of the New Insider Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such New Insider Demand Registration. In such event, the Company need not seek effectiveness of such Registration Statement for the benefit of other New Insiders. If the majority-in-interest of the New Insider Demanding Holders withdraws from a proposed offering relating to a New Insider Demand Registration then such registration shall not count as a New Insider Demand Registration provided for in Section 2.1.2(a).
          2.2 Piggy-Back Registration.
                2.2.1 Piggy-Back Rights. If at any time on or after the Release Date the Company proposes to file by Registration Statement, other than a Registration Statement in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Form S-8, then the Company shall (a) give written notice of such proposed filing to the holders of Insider Shares as soon as practicable but in no event less than ten (10) Business Days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (b) offer to the holders of Insider Shares in such notice the opportunity to register such number of Insider Shares as such holders may request in writing within five (5) Business Days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Insider Shares to be included in such registration and shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Insider Shares requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Insider Shares in accordance with the intended method(s) of distribution thereof. All holders of Insider Shares who propose to distribute securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.
                2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Insider Shares in writing that the dollar amount or number of shares of Common Stock that the Company desires to sell, taken together with shares of Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Insider Shares hereunder, the Insider Shares as to which registration has been requested under this Section 2.2, and the shares of Common Stock, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:
                    (i) first, subject to the demand registration rights granted to the holders of the Purchase Option Shares, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares together with the Insider Shares as to which registration has been requested and any other shares of Common Stock or other securities as to which registration has been requested pursuant to the Purchase Option (pro rata in accordance with the number of shares which each such person has actually requested to be included in such registration that can be sold without exceeding the Maximum Number of Shares),
                    (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights which other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares, and
                    (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock, if any, that other stockholders desire to sell that can be sold without exceeding the Maximum Number of Shares.
               2.2.3 Withdrawal. Any holder of Insider Shares may elect to withdraw such holder’s request for inclusion of Insider Shares in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company may also elect to withdraw a registration statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Insider Shares in connection with such Piggy-Back Registration as provided in Section 3.3.

          2.3 Registrations on Form S-3. Any holder of Insider Shares may at any time and from time to time after the Release Date, request in writing that the Company register the resale of any or all of such Insider Shares on Form S-3 or any similar short-form registration that may be available at such time (“Form S-3”); provided, however, that: (a) the Company shall not be obligated to effect such request through an underwritten offering and (b) the Company shall not be obligated to effect such a request if the Company has within the preceding twelve (12) month period effected two (2) registrations on Form S-3. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of Insider Shares and, as soon as practicable thereafter, effect the registration of all or such portion of such holder’s or holders’ Insider Shares, as the case may be, as are specified in such request, together with all or such portion of the Insider Shares of any other holder or holders joining in such request as are specified in a written request given within five (5) Business Days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Form S-3 is not available for such offering; or (ii) if the holders of the Insider Shares, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Insider Shares and such other securities (if any) at any aggregate price to the public of less than $500,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.
     3. REGISTRATION PROCEDURES.
          3.1 Filings; Information. Whenever the Company is required to effect the registration of any Insider Shares pursuant to Section 2, the Company shall use commercially reasonable efforts to effect the registration and sale of such Insider Shares in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:
               3.1.1 Filing Registration Statement. The Company shall, as expeditiously as possible and in any event within sixty (60) days after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Insider Shares to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use commercially reasonable efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer any Demand Registration for up to ninety (90) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if the Company shall furnish to the holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Registration Statement to be effected at such time; provided further, however, that the Company shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any 365-day period in respect of a Demand Registration hereunder.
               3.1.2 Copies. The Company shall, prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Insider Shares included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the holders of Insider Shares included in such registration or legal counsel for any such holders may reasonably request in order to facilitate the disposition of the Insider Shares owned by such holders.
               3.1.3 Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Insider Shares, and all other securities covered by such Registration Statement, have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.

               3.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) Business Days after such filing, notify the holders of Insider Shares included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Insider Shares included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or Prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Insider Shares included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or Prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall reasonably object.
               3.1.5 State Securities Laws Compliance. The Company shall use commercially reasonable efforts to (i) register or qualify the Insider Shares covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Insider Shares included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Insider Shares covered by the Registration Statement to be registered with or approved by such other federal or state authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Insider Shares included in such Registration Statement to consummate the disposition of such Insider Shares in such jurisdictions; provided, however, that in no event shall the Company be required to register the Insider Shares in a jurisdiction in which such registration would cause (i) the Company to be obligated to qualify to do business in any such jurisdiction, or would subject the Company to taxation as a foreign corporation doing business in such jurisdiction or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company (except to the extent such shares are already subject to an escrow in such jurisdiction).
               3.1.6 Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Insider Shares. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Insider Shares included in such registration statement. No holder of Insider Shares included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except as reasonably requested by the Company and, if applicable, with respect to such holder’s organization, good standing, authority, title to Insider Shares, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement. Holders of Insider Shares shall agree to such covenants and indemnification and contribution obligations for selling stockholders as are customarily contained in agreements of that type. Further, such holders shall cooperate fully in the preparation of the registration statement and other documents relating to any offering in which they include securities pursuant to Section 2 hereof. Each holder shall also furnish to the Company such information regarding itself, the Insider Shares held by such holder, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Insider Shares.
               3.1.7 Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Insider Shares hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.
               3.1.8 Records. The Company shall make available for inspection by the holders of Insider Shares included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Insider Shares included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any of them in connection with such Registration Statement.
               3.1.9 Opinions and Comfort Letters. The Company shall furnish to each holder of Insider Shares included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Insider Shares included in such Registration Statement, at any time that such holder elects to use a Prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such Prospectus has been declared effective and that no stop order is in effect.
               3.1.10 Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, beginning within six (6) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.
               3.1.11 Listing. The Company shall use commercially reasonable efforts to cause all Insider Shares included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Insider Shares that are included in such registration.
          3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), or, in the case of a resale registration on Form S-3 pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each holder of Insider Shares included in any registration shall immediately discontinue disposition of such Insider Shares pursuant to the Registration Statement covering such Insider Shares until such holder receives the supplemented or amended Prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent Prospectus covering such Insider Shares at the time of receipt of such notice.
          3.3 Registration Expenses. The Company shall bear all customary costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to Section 2.3, and all reasonable expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Insider Shares, subject to the limit set forth in paragraph (ix) below); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Insider Shares, as required by Section 3.1.11; (vi) National Association of Securities Dealers, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Insider Shares that are included in such registration (not to exceed, including the fees and disbursements to counsel in clause (ii) of this Section 3.3, $20,000). The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Insider Shares being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne solely by such holders. Additionally, in an underwritten offering, all selling shareholders and the Company shall bear the expenses of the underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.
          3.4 Information. The holders of Insider Shares shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Insider Shares under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.
          3.5 Holder Obligations. No holder of Insider Shares may participate in any underwritten offering pursuant to this Section 3 unless such holder (i) agrees to sell only such holder’s Insider Shares on the basis reasonably provided in any underwriting agreement, and (ii) completes, executes and delivers any and all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required by or under the terms of any underwriting agreement or as reasonably requested by the Company.
     4. INDEMNIFICATION AND CONTRIBUTION.
          4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Insider and each other holder of Insider Shares, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls an Insider and each other holder of Insider Shares (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Insider Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Insider Shares was registered under the Securities Act, any preliminary Prospectus, final Prospectus or summary Prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary Prospectus, final Prospectus, or summary Prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein; provided, however, that the foregoing indemnity shall not inure to the benefit of any holder (or to the benefit of any person controlling such holder) from whom the person asserting such losses, claims or liabilities purchased the Insider Shares, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such holder to such person, if required by law so to have been delivered at or prior to the written confirmation of the sale of the Insider Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 3.1.3 hereof. The Company also shall indemnify the Underwriter, their officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person who controls the Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.
          4.2 Indemnification by Holders of Insider Shares. Each selling holder of Insider Shares will, with respect to any Registration Statement where Insider Shares were registered under the Securities Act, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, and each other person, if any, who controls such selling holder, such underwriter or the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Insider Shares was registered under the Securities Act, any preliminary Prospectus, final Prospectus or summary Prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder in connection with the sale of the Insider Shares by such selling holder pursuant to the Registration Statement containing such untrue statement or allegedly untrue statement.
          4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, promptly notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it elects jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnified Party and the Indemnifying Party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated in this Section 4.3, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) days after receipt by such Indemnifying Party of the aforesaid request, and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement (other than reimbursement for fees and expenses the Indemnifying Party is contesting in good faith). No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.
          4.4 Contribution.
               4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative benefits received by the Indemnified Parties on the one hand and the Indemnifying Parties on the other from the offering. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the Indemnified Party failed to give the notice required under Section 4.3 above, then each Indemnifying Party shall contribute to such amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Indemnified Parties on the one hand and the Indemnifying Parties on the other in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
               4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Insider Shares shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Insider Shares which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     5. UNDERWRITING AND DISTRIBUTION.
          5.1 Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Insider Shares may reasonably request, all to the extent required from time to time to enable such holders to sell Insider Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, or any similar provision thereto, but not Rule 144A.
     6. MISCELLANEOUS.
          6.1 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the holders of Insider Shares hereunder may be freely assigned or delegated by such holder of Insider Shares in conjunction with and to the extent of any permitted transfer of Insider Shares by any such holder in accordance with applicable law. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and the permitted assigns of the Insider or holder of Insider Shares or of any assignee of the Insider or holder of Insider Shares. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Section 4 and this Section 6.1.
          6.2 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice provided in accordance with this Section 6.2. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day. Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To the Company:
Ad.Venture Partners, Inc.
c/o Cooley Godward Kronish llp
The Grace Building
1114 Avenue of the Americas
New York, New York 10036
with a copy to:
Cooley Godward Kronish LLP
101 California Street, 5th Floor
San Francisco, CA 94111
Attention: Kenneth L. Guernsey
     To an Insider, to the address set forth below such Insider’s name on the signature pages hereof.
with a copy to:
Cooley Godward Kronish LLP
101 California Street, 5th Floor
San Francisco, CA 94111
Attention: Kenneth L. Guernsey
          6.3 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
          6.4 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.
          6.5 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.
          6.6 Modifications and Amendments. No amendment, modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.
          6.7 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.
          6.8 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided, that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.
          6.9 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Insider or any other holder of Insider Shares may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.
          6.10 Governing Law. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The Company and the holders of the Insider Shares irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court does not have jurisdiction, the New York State Supreme Court in the Borough of Manhattan, in any action arising out of or relating to this Agreement, agree that all claims in respect of the action may be heard and determined in any such court and agree not to bring any action arising out of or relating to this Agreement in any other court. In any action, the Company and the holders of the Insider Shares irrevocably and unconditionally waive and agree not to assert by way of motion, as a defense or otherwise any claims that it is not subject to the jurisdiction of the above court, that such action is brought in an inconvenient forum or that the venue of such action is improper. Without limiting the foregoing, the Company and the holders of the Insider Shares agree that service of process at each parties respective addresses as provided for in Section 6.2 above shall be deemed effective service of process on such party.
          6.11 Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Insider in the negotiation, administration, performance or enforcement hereof.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

AD.VENTURE PARTNERS, INC.

By:	/s/ Howard S. Balter Name: Howard S. Balter
Title: Chief Executive Officer

INSIDERS:

By:	/s/ Howard S. Balter Howard S. Balter

c/o Ad.Venture Partners, Inc. c/o Cooley Godward Kronish llp The Grace Building 1114 Avenue of the Americas New York, New York 10036

H. Balter 2007 Associates, LLC

By:	/s/ Lisa Balter Name: Lisa Balter
Title: Managing Member

c/o Ad.Venture Partners, Inc. c/o Cooley Godward Kronish llp The Grace Building 1114 Avenue of the Americas New York, New York 10036

The Howard S. Balter 2007 Grantor Retained Annuity Trust II

By:	/s/ Howard S. Balter Name: Howard S. Balter
Title: Trustee

c/o Ad.Venture Partners, Inc. c/o Cooley Godward Kronish llp The Grace Building 1114 Avenue of the Americas New York, New York 10036

By:	/s/ Ilan M. Slasky Ilan M. Slasky

c/o Ad.Venture Partners, Inc. c/o Cooley Godward Kronish llp The Grace Building 1114 Avenue of the Americas New York, New York 10036

Ilan Slasky 2007 Grantor Retained Annuity Trust

By:	/s/ Ilan M. Slasky Name: Ilan M. Slasky
Title: Trustee

c/o Ad.Venture Partners, Inc. c/o Cooley Godward Kronish llp The Grace Building 1114 Avenue of the Americas New York, New York 10036

By:	/s/ Lawrence J. Askowitz Lawrence J. Askowitz

c/o Ad.Venture Partners, Inc. c/o Cooley Godward Kronish llp The Grace Building 1114 Avenue of the Americas New York, New York 10036

By:	/s/ Dr. Shlomo Kalish Dr. Shlomo Kalish

c/o Ad.Venture Partners, Inc. c/o Cooley Godward Kronish llp The Grace Building 1114 Avenue of the Americas New York, New York 10036

By:	/s/ Thomas Rogers Thomas Rogers

c/o Ad.Venture Partners, Inc. c/o Cooley Godward Kronish llp The Grace Building 1114 Avenue of the Americas New York, New York 10036

JF INVESTMENTS LLC

By:	/s/ Ken Jacquin
Name: Ken Jacquin Title:

c/o Ad.Venture Partners, Inc. c/o Cooley Godward Kronish llp The Grace Building 1114 Avenue of the Americas New York, New York 10036

By:	William Margiloff

c/o Ad.Venture Partners, Inc. c/o Cooley Godward Kronish llp The Grace Building 1114 Avenue of the Americas New York, New York 10036

By:	Hillel Weinberger

c/o Ad.Venture Partners, Inc. c/o Cooley Godward Kronish llp The Grace Building 1114 Avenue of the Americas New York, New York 10036

By:	/s/ M. Brian McCarthy M. Brian McCarthy

c/o 180 Connect Inc. 6501 E. Belleview Avenue Englewood, CO 80111

By:	/s/ Peter Giacalone Peter Giacalone

c/o 180 Connect Inc. 6501 E. Belleview Avenue Englewood, CO 80111

By:	Anton R. Simunovic

c/o 180 Connect Inc. 6501 E. Belleview Avenue Englewood, CO 80111

By:	/s/ Byron G. Osing Byron G. Osing

c/o 180 Connect Inc. 6501 E. Belleview Avenue Englewood, CO 80111

By:	/s/ David R. Hallmen David R. Hallmen

c/o 180 Connect Inc. 6501 E. Belleview Avenue Englewood, CO 80111

By:	/s/ Matthew G. Roszak Matthew G. Roszak

c/o 180 Connect Inc. 6501 E. Belleview Avenue Englewood, CO 80111